Bank of Florida Corporation

Pro Forma Condensed Combined Balance Sheet

March 31, 2007

(Dollars in thousands, except share information)

	Bank of Florida Corporation	Old Florida Bankshares	Pro Forma Adjustments		Pro Forma Combined
Cash and Due from Banks	$12,803	$5,428	$—		$18,231
Interest-bearing deposits due from other banks	310	—	—		310
Federal funds sold	23,462	7,916	(15,506	)(a)	15,872

Total Cash and Cash Equivalents	36,575	13,344	(15,506)		34,413

Securities held to maturity	25	—	—		25
Securities available for sale	39,465	23,738	(118	)(b)	63,085
Loans held for sale	755	—	—		755

Loans held for investment	830,439	226,528	(2,098	)(c)	1,054,869
Less: allowance for loan losses	8,203	2,636	632	(d)	11,471

Net loans held for investment	822,236	223,892	(2,730)		1,043,398

Federal Home Loan Bank stock	4,748	10	—		4,758
Premises and equipment	7,439	9,908	5,617	(e)	22,964
Accrued interest receivable	4,135	1,017	—		5,152
Cash surrender value of life insurance	3,285	—	—		3,285
Deferred tax asset	3,719	1,689	1,676	(k)	3,732
Goodwill and Other Intangible assets	13,808	2,012	51,316	(f)	67,136
Other assets	2,549	1,017	(708	)(g)	2,858

Total Assets	$938,739	$276,626	$36,195		$1,251,560

Deposits	$718,584	$242,747	$465	(h)	$961,796
Subordinated debt	11,000	5,000	—		16,000
Federal home loan bank advances	69,500	301	—		69,801
Federal funds purchased	—	—	—		—
Repurchase agreements	—	—	—		—
Other liabilities	2,628	1,408	5,700	(i)	9,736

Total Liabilities	801,712	249,456	6,165		1,057,333

Common Stock	96	20	(20	)(j)	96
Additional Paid-In-Capital	140,484	22,730	34,470	(j)	197,684
Accumulated deficit	(3,686)	4,538	(4,538	)(j)	(3,686)
Accumulated other comprehensive loss	133	(118)	118	(b)	133

Total Stockholders’ Equity	137,027	27,170	30,030		194,227

Total Liabilities and Stockholders’ Equity	$938,739	$276,626	$36,195		$1,251,560

Total Shares Outstanding	9,610,069	2,010,974	1,032,308		12,653,351

Book Value Per Share	$14.26	$13.51			$15.35

Tangible Book Value Per Share	$12.82	$12.51			$10.24

Shares Issued in merger		3,043,282			3,043,282

Bank of Florida Corporation

Pro Forma Adjustments

March 31, 2007

		Old Florida
($ in thousands except per share data)		Bankshares
Federal funds sold	(a)	$(15,506)
Securities available for sale	(b)	(118)
Loans held for investment	(c)	(2,098)
Less: allowance for loan losses	(d)	632
Premises and equipment	(e)	5,617
Deferred tax asset	(k)	(1,676)
Goodwill and Other Intangible assets	(f)	51,316
Other assets	(g)	(708)
Deposits	(h)	465
Other liabilities	(i)	5,700
Common Stock	(j)	(20)
Additional Paid-In-Capital	(j)	34,470
Accumulated deficit	(j)	(4,538)
Accumulated other comprehensive loss	(b)	118

(a) Represents cash portion of purchase price to include cash out of options

Cash to existing stockholders		12,101
Cash to Option holders		4,405
Simultaneous sale of Old Florida Charter		(1,000)

Maximum Amount of Cash Payment		$15,506

(b) Represents mark-to-market of investment securities		$(118)

(c) Represents fair market value adjustment of loan portfolio		(2,098)

(d) Represents Loan Loss Allowance Adjustment		632

(e) Represents fair market value adjustment of buildings and land		5,617

(f) Represents goodwill and core deposit intangible as follows:
Goodwill		51,928
Core deposit intangible		1,400
Less existing intangibles		(2,012)

Total		$51,316

(g) Represents acquisition costs previously paid by Bank of Florida Corporation		$(708)

(h) Represents fair market value adjustment of certificates of deposit		465

(i) Represents additional liabilities related to acquisition including brokerage fees, legal fees, change in control payments and contract termination fees		5,700

(j) Represents the elimination of Old Florida’s current stockholders’ equity and the issuance of Bancshares Stock at the purchase price as follows:

Total Shares Outstanding		2,010,974
Less Shares Converted to Cash		314,312

Old Florida Shares Exchanged for Bank of Florida Shares		1,696,662
Conversion Price		$33.71

Value of Stock issued		57,200

Plus Stock issued for options		—
Total value of Stock issued		$57,200

# of Shares issued @ $18.80 per share		3,043,282

(k) Deferred tax asset calculated on FMV adjustments		(1,676)

Bank of Florida Corporation

Pro Forma Condensed Combined Statement of Operations

Three Months Ended March 31, 2007

(Dollars in thousands, except share information)

	Bank of Florida Corporation	Old Florida Bankshares	Pro Forma Adjustments		Pro Forma Combined
Interest income on loans	$16,013	$4,724	$160	(a)	$20,803
Interest on securities & other	616	335	—		951
Interest on Federal funds sold	102	11	—		113

Total interest income	16,731	5,070	160		21,868

Interest on deposits	6,647	2,451	(17	)(a)	9,081
Interest on other borrowings	952	149	—	(a)	1,101

Total interest expense	7,599	2,600	(17)		10,182

Net interest income before provision for loan losses	9,132	2,470	177		11,686
Provision for loan losses	576	—	—		576

Net interest income after provision for loan losses	8,556	2,470	177		11,110

Noninterest Income:
Gain on Sale of Loans	76	46	—		122
Trust fees	716	—	—		716
Service charges and fees	468	166	—		634
Gain on sale of securities available for sale	—	11	—		11

Total noninterest income	1,260	223	—		1,483

Noninterest Expenses:
Salaries and employee benefits	4,558	1,003	—		5,561
Occupancy and equipment	1,562	206	—		1,768
Advertising	231	13	—		244
Data processing	578	87	—		665
Other expenses	1,425	503	56	(b)	1,984

Total noninterest expenses	8,354	1,811	56		10,221

Income before income taxes	1,462	882	121		2,371
Income taxes	597	321	—		918

Net Income	$865	$561	$121		$1,453

Net Income per Share - Basic	$0.09	$0.28			$0.12

Net Income per Share - Diluted	$0.09	$0.27			$0.11

Weighted Average Shares Outstanding - Basic	9,588,972	2,010,974			12,632,254

Weighted Average Shares Outstanding - Diluted	9,794,468	2,110,974			12,837,750

(a) Represents fair market value adjustments to be amortized against the margin over 1-15 years as follows:
loan portfolio		160	160
certificates of deposit		(17)	(17)
(b) Represents a core deposit intangible to be amortized over 10 years		56	56
Efficiency Ratio	80.39%	67.26%			77.62%

Bank of Florida Corporation

Pro Forma Condensed Combined Statement of Operations

Year Ended December 31, 2006

(Dollars in thousands, except share information)

	Bank of Florida Corporation	Bristol Bank	Old Florida Bankshares	Pro Forma Adjustments		Pro Forma Combined
Interest income on loans	$48,958	$3,040	$20,642	$842	(a)	$72,995
Interest on securities & other	1,790	718	1,278	—		3,786
Interest on Federal funds sold	1,582	15	678	—		2,275

Total interest income	52,330	3,773	22,598	842		79,056

Interest on deposits	19,127	1,538	10,373	(208	)(a)	30,830
Interest on other borrowings	2,094	328	909	—		3,331

Total interest expense	21,221	1,866	11,282	(208)		34,161

Net interest income before provision for loan losses	31,109	1,907	11,316	1,050		44,896
Provision for loan losses	2,836	59	16	—		2,911

Net interest income after provision for loan losses	28,273	1,848	11,300	1,050		41,985

Noninterest Income:
Gain on Sale of Loans	443	—	232	—		675
Trust fees	2,589	—	—	—		2,589
Service charges and fees	1,210	160	657	—		2,027
Gain on sale of securities available for sale	—	—	—	—		—

Total noninterest income	4,242	160	889	—		5,291

Noninterest Expenses:
Salaries and employee benefits	16,037	1,374	4,626	—		22,037
Occupancy and equipment	5,581	276	1,601	—		7,458
Advertising	509	28	43	—		580
Data processing	1,903	199	377	—		2,479
Other expenses	4,555	1,240	1,541	460	(b)	7,796

Total noninterest expenses	28,585	3,117	8,188	460		40,350

Income (loss) before income taxes (benefit)	3,930	(1,109)	4,001	590		6,926
Income taxes (benefit)	1,611	(211)	1,449	—		2,849

Net Income (Loss)	$2,319	$(898)	$2,552	$590		$4,077

Net Income per Share - Basic	$0.24		$1.27			$0.32

Net Income per Share - Diluted	$0.24		$1.22			$0.32

Weighted Average Shares Outstanding - Basic	9,569,452	—	2,005,742			12,612,734

Weighted Average Shares Outstanding - Diluted	9,804,949	—	2,096,652			12,848,231

(a) Represents fair market value adjustments to be amortized against the margin over 1-15 years as follows:
loan portfolio		48	794	842
certificates of deposit		63	(271)	(208)

(b) Represents a core deposit intangible to be amortized over 10 years for Bristol & Old Florida		204	256	460

Efficiency Ratio	80.86%	150.80%	67.09%			80.40%